EXHIBIT 99.2

CONTACT:
Quinn Coburn
Vice President and CFO
(216) 676-2000

GrafTech Announces Realignment of its Business Segments:

Plans to Explore Strategic Alternatives for Engineered Solutions

INDEPENDENCE, Ohio – February 26, 2016 – GrafTech International Ltd. today announced it plans to realign its two business segments. Industrial Materials will now be comprised of graphite electrodes and needle coke products. Engineered Solutions will now be comprised of advanced graphite materials, advanced composite materials, advanced electronic technologies, and refractory products. Refractory products was previously included in the Industrial Materials business segment. Advanced materials products will now be a component in each business unit where these products are produced.
This realignment of the business segments will allow the company to better focus its resources and simplify its operations. The Industrial Materials business segment will continue to focus on being the lowest cost producer providing the best quality of graphite electrodes. The Engineered Solutions business segment will continue to leverage the intellectual property of carbon and graphite material science to innovate and commercialize advanced technologies and new products in high growth markets.
The company also announced that it has initiated a strategic review of its Engineered Solutions business segment. In 2015, the segment, on a pro forma basis as newly defined, had sales of $152 million or 22% of total company sales. There can be no assurance that the review of strategic alternatives will result in a transaction.
“GrafTech will continue to focus on its businesses and provide an unmatched level of service to customers through this process,” said Chief Executive Officer, Joel Hawthorne. “We are aligning ourselves with the changing global marketplace and our customers’ evolving needs to drive GrafTech forward.”
Advisors
Fifth Third Securities is serving as financial advisor and Withers LLP is serving as legal counsel.
About GrafTech
GrafTech International Ltd., an indirect wholly-owned subsidiary of Brookfield Asset Management Inc., is a global company that has been redefining limits for more than 125 years. We offer innovative graphite material solutions for

EXHIBIT 99.2

our customers in a wide range of industries and end markets, including steel manufacturing, advanced energy applications and latest generation electronics. GrafTech operates 15 principal manufacturing facilities on four continents and sells products in over 70 countries. Headquartered in Independence, Ohio, GrafTech employs approximately 1,900 people. For more information, call 216-676-2000 or visit www.GrafTech.com.

NOTE ON FORWARD-LOOKING STATEMENTS: This news release and related discussions may contain forward-looking statements about such matters as: outlook for 2016 or beyond; future or targeted operational and financial performance; growth prospects and rates; the markets we serve and our position in those markets; future or targeted profitability, cash flow, liquidity, sales, costs and expenses, tax rates, working capital, production rates, inventory levels, debt levels, capital expenditures, EBITDA, cost savings and business opportunities and positioning; strategic plans; inventory and supply chain management; rationalization and related activities; the impact of rationalization, product line change, cost and liquidity initiatives; expected or targeted changes in production capacity or levels, operating rates or efficiency in our operations or our competitors' or customers' operations; future prices and demand for our products; product quality; diversification, new products, and product improvements and their impact on our business; the integration or impact of acquired businesses; divestitures, asset sales, investments and acquisitions that we may make in the future; possible debt or equity financing or refinancing (including factoring and supply chain financing) activities; our customers' operations, order patterns and demand for their products; the impact of customer bankruptcies; regional and global economic and industry market conditions, including our expectations concerning their impact on us and our customers and suppliers; conditions and changes in the global financial and credit markets; timing of filing of our reports with the SEC; the nature of any report on our financial statements; legal proceedings; our liquidity, capital resources, compliance with covenants under credit facilities and debt securities and possible consequences of non compliance and responses thereto; tax rates and the effects of jurisdictional mix; the impact of accounting changes; and currency exchange and interest rates and changes therein. We have no duty to update these statements. Our expectations and targets are not predictions of actual performance and historically our performance has deviated, often significantly, from our expectations and targets. Actual future events, circumstances, performance and trends could differ materially, positively or negatively, due to various factors, including: litigation in relation to the recently consummated tender offer and merger transactions; failure to achieve production rate, inventory level, product development, capital expenditure level, cost savings, EBITDA or other targets or estimates; actual outcome of uncertainties associated with assumptions and estimates used when applying critical accounting policies and preparing financial statements; failure to successfully develop and commercialize new or improved products; adverse changes in cost, inventory or supply chain management; limitations or delays on capital expenditures; business interruptions, including those caused by weather, natural disaster, or other causes; delays or changes in, or non-consummation of, proposed asset sales, divestitures, investments or acquisitions; failure to successfully integrate or achieve expected savings, synergies, performance or returns expected from any completed asset sales, divestitures, investments or acquisitions; inability to protect our intellectual property rights or infringement of intellectual property rights of others; changes in market prices of our securities; changes in our ability to obtain new or refinance existing financing on acceptable terms or at all; inability to obtain amendments or waivers relating to covenants under credit facilities or debt securities; the possibility of limitations or qualifications on any report on our financial statements; adverse changes in labor relations; adverse developments in legal proceedings or investigations; non-realization of anticipated benefits from, or variances in the cost or timing of, organizational changes, rationalizations and restructurings; loss of market share or sales due to rationalization, product line changes, or pricing activities; negative developments relating to health, safety or environmental compliance, remediation or liabilities; downturns, production reductions or suspensions, or other changes in steel, electronics and other markets we or our customers serve; customer or supplier bankruptcy or insolvency events; political unrest that adversely impacts us or our customers' businesses; declines in demand; intensified competition and price or margin decreases; graphite electrode, needle coke and other competitive product manufacturing capacity increases; fluctuating market prices for our products, including adverse differences between actual graphite electrode prices and spot or announced prices; consolidation of steel producers; mismatches between manufacturing capacity and demand; significant changes in our provision for income taxes and effective income tax rate; changes in the availability or cost of key inputs, including petroleum, petroleum-based coke or energy; changes in interest or currency exchange rates; inflation or deflation; changes in capital structure or share ownership; failure to satisfy conditions to government grants; changes in or continuing uncertainty over fiscal or monetary policies or conditions in the U.S., Europe, China or elsewhere; changes in fiscal and monetary policy; a protracted regional or global financial or economic crisis; and other risks and uncertainties, including those detailed in our SEC filings, as well as future decisions by us. This news release does not constitute an offer or solicitation as to any securities.